FORM 8-K


SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 9, 2004

CHECKERS DRIVE-IN RESTAURANTS, INC.
(Exact name of registrant as specified in charter)

DELAWARE                  0-19649               58-1654960
(State or other         (Commission           (IRS Employer
jurisdiction of          File Number)      Identification No.)

4300 WEST CYPRESS STREET, SUITE 600, TAMPA FLORIDA 33607
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code
(813) 283-7000

Former name or former address (if changed since last report)
NOT APPLICABLE

Item 9.  	REGULATION FD DISCLOSURE.

On February 9, 2004, the Registrant issued a news release entitled "Checkers/Rally's
Successfully Defends Use of You Gotta Eat(SM)
Trademark", a copy of which is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the
Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKERS DRIVE-IN RESTAURANTS, INC.



By:_________________________________
Name:   Keith E. Sirois
Title:  CEO and President
Dated:  February 9, 2004



EXHIBIT INDEX

Exhibit Number	Description

99.1		Press Release, dated February 9, 2004

Exhibit 99.1

CHECKERS DRIVE-IN RESTAURANTS, INC.

4300 West Cypress Street, Suite 600,
Tampa, Florida 33607
* (813) 283-7000 * (813) 283-7001

CONTACT:	Kim Francis
		MARC Public Relations
		412-562-1186

Checkers/Rally's Successfully Defends
Use of You Gotta Eat(SM) Trademark

TAMPA, FL - February 9, 2004 - Checkers
Drive-In Restaurants, Inc., (NASDAQ: CHKR), the nation's largest double drive-thru chain, today announced that it has successfully defended its use of the You Gotta Eat(SM) trademark. Earlier today the United States District Court for the
Eastern District of New York dismissed with prejudice the trademark infringement suit filed by New York-based
YouGottaEat.com against Checkers Drive-In
Restaurants, Inc.

"We are very pleased by the court's
decision. The court's ruling confirms
that we not only had, and continue to
have, the right to use the You Gotta
Eat mark, but also that Checkers Drive-In
Restaurants, Inc. acted properly and in
good faith at all times in this matter," said Keith Sirois, President and CEO at
Checkers Drive-In Restaurants, Inc.
"Our consumers have embraced You Gotta
Eat as a fun and memorable representation of our brand, and we are proud to have successfully defended our use of the mark."

Checkers Drive-In Restaurants, Inc. first launched its You Gotta Eat campaign in 2001 and received immediate praise from consumers and advertising critics alike.
The award-winning ads feature You Gotta
Eat in both the lyrics and the visuals,
and show fun, cool people enjoying
Checkers/Rally's food during their on-the-run lives. Now in its third year, You Gotta
Eat has become synonymous with the double drive-thru's brand.

"Due to You Gotta Eat, as well as
our other creative work and marketing
initiatives, Checkers/Rally's is enjoying its highest brand and ad awareness in Company history," said Richard S. Turer,
Vice President of Marketing at Checkers
Drive-In Restaurants, Inc. "We continue
to outperform the category in same store sales growth and expect to do so in the months ahead."

Checkers Drive-In Restaurants, Inc.

Checkers Drive-In Restaurants, Inc.
(www.checkers.com) is the largest
double drive-thru restaurant chain in
the United States. The Company develops, produces, owns, operates and franchises quick service "double drive- thru" restaurants.


Except for historical information, this
announcement contains "forward-looking"
and "Safe Harbor" statements within the
meaning of Section 27A of the Securities
Act of 1933, as amended, Section 21E of
the Securities Exchange Act of 1934,
as amended and the Private Securities
Litigation Reform Act of 1995.  These
forward-looking and Safe Harbor statements reflect management's expectations based upon currently available information and data; however, actual results are subject to future events and uncertainties, which could cause actual results to materially differ from those projected in these statements. Further information regarding factors that could affect the company's financial and other results is included in the company's Forms 10Q and 10K, filed with the Securities and Exchange Commission.